UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2014

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 30, 2014, the following six items were voted on at the Annual Meeting of Stockholders (the “2014 Annual Meeting”) of McKesson Corporation (the “Company”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 19, 2014 (the “Definitive Proxy Statement”), were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	184,203,793	841,038	535,377	17,032,525
Wayne A. Budd	183,520,133	1,535,330	524,745	17,032,525
N. Anthony Coles, M.D.	184,156,748	892,768	530,692	17,032,525
John H. Hammergren	179,741,509	4,833,505	1,005,194	17,032,525
Alton F. Irby III	182,133,669	2,920,807	525,732	17,032,525
M. Christine Jacobs	182,133,359	2,929,040	517,809	17,032,525
Marie L. Knowles	183,062,184	2,001,658	516,366	17,032,525
David M. Lawrence, M.D.	183,089,897	1,964,681	525,630	17,032,525
Edward A. Mueller	183,307,916	1,755,888	516,404	17,032,525

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
199,199,046	2,772,754	640,933	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,744,193	8,502,177	1,333,838	17,032,525

Item 4. The stockholder-submitted proposal on action by written consent of stockholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,275,703	116,165,116	1,139,389	17,032,525

Item 5. The stockholder-submitted proposal on disclosure of political contributions and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,774,345	105,973,428	15,832,435	17,032,525

Item 6. The stockholder-submitted proposal on accelerated vesting of equity awards was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,697,226	102,888,205	994,777	17,032,525

Each of the items considered at the 2014 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the six items addressed above and described in the Definitive Proxy Statement was submitted at the 2014 Annual Meeting for stockholder action.

[1]	Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
[2]	Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	McKesson Corporation

	By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer